U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 28, 2006

                           NEOMEDIA TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                   0-21743                   36-3680347
---------------------------    ------------------------  -----------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
       Incorporation)                                      Identification No.)


 2201 SECOND STREET, SUITE 600,
      FORT MYERS, FLORIDA                                      33901
----------------------------------                 -----------------------------
 (Address of Principal Executive                            (Zip Code)
            Offices)

                                (239) - 337-3434
                           --------------------------
                             (Registrant'sTelephone
                          Number, including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT



DISTRIBUTION AGREEMENT

      On February 28, 2006, NeoMedia Technologies, Inc. ("NeoMedia") signed a 10-year exclusive supply agreement with Beijing Sino-US Jinche Yingang Auto Technological Services Limited ("Jinche"), a Beijing-based joint venture operating under the laws of the People's Republic of China specializing in automobile sales, financing, insurance and repair. "Automart" is the brand name of Jinche, with which NeoMedia signed a distribution agreement in August 2005. The new agreement expands on the previous agreement, giving Jinche the exclusive rights to distribute NeoMedia's micro paint repair products to their own stores and others throughout China, Hong Kong, Macao, and Taiwan, and also guaranteeing that Jinche will purchase at least 70% of its non-micro paint products through NeoMedia as its distributor.


      The agreement is attached hereto as Exhibit 16.1. On March 2, 2006, NeoMedia issued a press release with respect to the agreement, attached hereto as Exhibit 16.2.





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



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NeoMedia Technologies, Inc.
                                            ------------------------------------
                                            (Registrant)


Date: March 1, 2006                         By: /s/ Charles T. Jensen
      -------------                             --------------------------------
                                            Charles T. Jensen, President,
                                            Chief Executive Officer and Director









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                                  EXHIBIT INDEX


         EXHIBIT NO.     DESCRIPTION
         -----------     -----------

            16.1 Sole Agent Agreement between NeoMedia and Beijing Sino-US Jinche Yingang Auto Technological Services Limited
            16.2        Press release dated March 2, 2006















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